(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[313,425,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB3


                                   (SURF LOGO)


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    U.S. BANK
                                     TRUSTEE

                               NOVEMBER [16], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

COMBINED LOAN-TO-VALUE RATIOS

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
COMBINED              MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    COMBINED      FULL       PERCENT
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION    IO
--------------------    -----     -----------     ----      ------    -----    -----------    ---     -------------    --
50.00% or less             28    $  5,227,932       1.61%    5.923%     696    $  186,712     37.88%      48.96%       9.37%
50.01% to 55.00%           10       2,400,344       0.74     5.535      689       240,034     52.05       54.93        0.00
55.01% to 60.00%           20       4,514,889       1.39     6.349      681       225,744     57.79       41.75       20.38
60.01% to 65.00%           27       6,056,186       1.87     6.011      683       224,303     62.99       41.98       15.68
65.01% to 70.00%           60      12,635,319       3.90     6.414      680       210,589     68.40       32.83       29.13
70.01% to 75.00%           79      18,757,606       5.79     6.383      668       237,438     73.70       31.38       34.39
75.01% to 80.00%          219      50,295,501      15.52     6.566      676       229,660     79.38       33.36       39.60
80.01% to 85.00%           68      16,379,876       5.05     6.357      692       240,881     84.30       31.07       41.12
85.01% to 90.00%          253      58,621,395      18.09     6.873      706       231,705     89.73       28.22       30.88
90.01% to 95.00%          164      34,157,220      10.54     6.999      697       208,276     94.69       35.58       31.53
95.01% to 100.00%         681     115,004,756      35.49     6.909      690       168,876     99.90       31.63       46.46
                        -----    ------------     ------     -----      ---    ----------     -----       -----       -----
TOTAL:                  1,609    $324,051,023     100.00%    6.730%     690    $  201,399     88.16%      32.49%      37.48%
                        =====    ============     ======     =====      ===    ==========     =====       =====       =====

2. DTI

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                      MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    COMBINED      FULL       PERCENT
DTI                     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION    IO
---                     -----     -----------     ----      ------    -----    -----------    ---     -------------    --
0.00% or less              69    $ 13,283,632       4.10%    7.049%     703    $  192,516     88.91%       0.00%      41.46%
0.01% to 20.00%            41       6,637,267       2.05     7.015      679       161,885     88.10       32.04       31.31
20.01% to 25.00%           48       8,005,661       2.47     6.907      685       166,785     86.08       31.56       28.68
25.01% to 30.00%          104      16,991,663       5.24     6.586      710       163,381     86.07       48.28       30.54
30.01% to 35.00%          185      31,938,642       9.86     6.776      685       172,641     86.90       37.35       33.97
35.01% to 40.00%          288      53,559,322      16.53     6.720      691       185,970     88.75       36.42       38.19
40.01% to 45.00%          411      87,107,658      26.88     6.729      688       211,941     88.49       28.09       36.61
45.01% to 50.00%          383      89,438,330      27.60     6.668      689       233,520     88.22       30.04       44.29
50.01% to 55.00%           74      15,351,883       4.74     6.743      684       207,458     88.75       55.78       22.64
55.01% to 60.00%            6       1,736,966       0.54     6.402      692       289,494     93.13       62.94        5.43
                        -----    ------------     ------     -----      ---    ----------     -----       -----       -----
TOTAL:                  1,609    $324,051,023     100.00%    6.730%     690    $  201,399     88.16%      32.49%      37.48%
                        =====    ============     ======     =====      ===    ==========     =====       =====       =====

3. PRODUCT TYPES

                                            AGGREGATE                        WEIGHTED    AVERAGE    WEIGHTED
                                NUMBER OF   PRINCIPAL  PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                                MORTGAGE     BALANCE    MORTGAGE   AVERAGE    CREDIT     BALANCE    COMBINED      FULL       PERCENT
PRODUCT TYPES                     LOANS    OUTSTANDING    POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION    IO
-------------                     -----    -----------    ----      ------    -----    -----------    ---     -------------    --
2/28 1 Year LIBOR                   27    $  3,865,983      1.19%    6.896%     692    $  143,185     95.55%      13.04%       0.00%
2/28 LIBOR                         580     100,883,259     31.13     7.018      684       173,937     89.93       25.15        0.00
2/28 LIBOR 24 Month IO             140      29,408,282      9.08     6.832      694       210,059     96.74       20.00      100.00
2/28 LIBOR 60 Month IO             152      49,360,870     15.23     6.529      682       324,743     86.86       34.83      100.00
2/28 LIBOR 120 Month IO              9       1,506,300      0.46     7.188      719       167,367     99.53       35.18      100.00
2/28 40 Year Amortization           10       2,878,669      0.89     6.374      669       287,867     82.84       11.24        0.00
3/27 1 Year LIBOR                    8       1,231,076      0.38     7.043      699       153,885     96.11       26.68        0.00
3/27 1 Year LIBOR 36 Month IO        3         416,950      0.13     5.466      742       138,983     92.37      100.00      100.00
3/27 LIBOR                         113      20,021,318      6.18     6.673      692       177,180     85.33       27.39        0.00
3/27 LIBOR 36 Month IO              23       5,291,573      1.63     6.619      690       230,068     92.90       60.67      100.00
3/27 LIBOR 60 Month IO              51      13,905,409      4.29     6.378      685       272,655     85.00       41.38      100.00
3/27 LIBOR 120 Month IO              1         160,800      0.05     5.750      773       160,800     80.00        0.00      100.00
3/27 LIBOR 40 Year Amortization      1         179,726      0.06     5.990      628       179,726     72.00        0.00        0.00
5/25 1 Year LIBOR 60 Month IO        3         608,900      0.19     6.313      704       202,967     97.36      100.00      100.00
5/25 LIBOR                          25       4,974,891      1.54     6.531      703       198,996     89.15       11.19        0.00
5/25 LIBOR 60 Month IO              13       4,133,490      1.28     6.264      694       317,961     83.01       56.43      100.00
5/25 LIBOR 120 Month IO             64      12,960,826      4.00     6.963      703       202,513     95.76       16.25      100.00
5/25 LIBOR 40 Year Amortization      3         769,082      0.24     5.913      703       256,361     70.03       22.08        0.00
Six Month LIBOR                     14       2,989,462      0.92     6.091      673       213,533     82.45       33.79        0.00
15/30 Balloon                        3         377,246      0.12     7.261      689       125,749     91.22       62.46        0.00
30/40 Balloon                        4       1,182,190      0.36     5.898      705       295,547     67.95       59.02        0.00
15 Year Fixed                       20       2,934,907      0.91     6.551      697       146,745     72.40       24.45        0.00
20 Year Fixed                        8       1,888,473      0.58     6.081      731       236,059     81.18       51.46        0.00
30 Year Fixed                      318      58,427,361     18.03     6.561      697       183,734     82.69       49.01        0.00
30 year Fixed 60 Month IO           16       3,693,981      1.14     6.667      707       230,874     92.51       60.76      100.00
                                 -----    ------------    ------     -----      ---    ----------     -----       -----       -----
TOTAL:                           1,609    $324,051,023    100.00%    6.730%     690    $  201,399     88.16%      32.49%      37.48%
                                 =====    ============    ======     =====      ===    ==========     =====       =====       =====